UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
 _____________________________________________________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 15, 2017
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DXC TECHNOLOGY COMPANY
(Exact name of Registrant as specified in its charter)
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Nevada	001-38033	61-1800317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1775 Tysons Boulevard
Tysons, Virginia	22102
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (703) 245-9675
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

CEO Performance Award

On June 15, 2017, DXC Technology Company (the “Company”) granted a performance-based equity award (the “Performance Award”) to J. Michael Lawrie, the Company’s Chief Executive Officer, with a total grant-date value of $15,000,000. The Performance Award is in the form of 195,771 performance-vested restricted stock units (“PSUs”).

Upon vesting, each PSU will entitle Mr. Lawrie to receive one share of the Company’s common stock and any related dividend equivalents. Vesting of the Performance Award is contingent on Mr. Lawrie’s continued employment with the Company and the attainment of the Company’s 3-year ("Fiscal Year 2020") earnings per share ("EPS") growth objectives as follows:

FY2020 EPS Attainment	Portion of Award that Vests
$9.50 or greater	100%
$9.00 to $9.49	80%
$8.75 to $8.99	60%
< $8.75	0%

Mr. Lawrie generally must remain employed with the Company through the date on which the Company certifies the Company’s Fiscal Year 2020 EPS results in order to vest in the applicable portion of the Performance Award. If Mr. Lawrie dies or becomes disabled at any time during the performance period, a pro rata portion of 100% of the Performance Award will vest based on Mr. Lawrie’s service during the performance period. If Mr. Lawrie experiences a Qualifying Termination (as defined in his employment agreement with the Company) after the first year of the performance period, the Performance Award will remain outstanding and Mr. Lawrie will be eligible to vest in the entirety of the award after the end of Fiscal Year 2020 based on the Company’s Fiscal Year 2020 EPS achievement. If Mr. Lawrie experiences a voluntary termination without Good Reason (as defined in his employment agreement with the Company) after the first year of the performance period, the Performance Award will remain outstanding and Mr. Lawrie will be eligible to vest in a pro-rata portion of the award after the end of Fiscal Year 2020 based on the Company’s Fiscal Year 2020 EPS achievement and Mr. Lawrie’s service during the performance period.

If the Company experiences a change of control at any time during the performance period, 100% of the Performance Award will convert to service-based restricted stock units (“RSUs”) and will continue to vest over the remaining performance period, subject to accelerated vesting upon termination of Mr. Lawrie’s employment without cause or due to death, disability or retirement within 2 years after the change in control.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DXC TECHNOLOGY COMPANY

Dated:	June 21, 2017	By:	/s/ Paul N. Saleh
		Name:	Paul N. Saleh
		Title:	Executive Vice President and Chief Financial Officer